                                                                  Exhibit (d)(4)

                               REVISED SCHEDULE A
                                NOVEMBER 18, 2005
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                STI CLASSIC FUNDS
                                       AND
                         TRUSCO CAPITAL MANAGEMENT, INC.

Breakpoint Advisory Fee Schedules and Discounts:

Equity and Fixed Income Funds:
First $500 million = None (full fee)
Next $500 million = 5% discount from full fee
Over $1.0 billion = 10% discount from full fee

Money Market Funds:
First $1.0 billion = None (full fee)
Next $1.5 billion = 5% discount from full fee
Next $2.5 billion = 10% discount from full fee
Over $5.0 billion = 20% discount from full fee

EQUITY FUNDS

PORTFOLIO                                                                                 FEE
---------                                                                                 ---
Aggressive Growth Stock Fund                                                             1.10%
Balanced Fund                                                                            0.85%
Capital Appreciation Fund                                                                0.97%
Emerging Growth Stock Fund                                                               1.10%
International Equity Fund                                                                1.15%
International Equity Index Fund                                                          0.50%
Large Cap Relative Value Fund (formerly, Growth and Income Fund)                         0.85%
Large Cap Value Equity Fund (formerly, Value Income Stock Fund)                          0.80%
Life Vision Aggressive Growth Fund                                                       0.10%
Life Vision Conservative Fund                                                            0.10%
Life Vision Growth and Income Fund                                                       0.10%
Life Vision Moderate Growth Fund                                                         0.10%

PORTFOLIO                                                                                 FEE
---------                                                                                 ---
Life Vision Target Date 2015 Fund                                                        0.10%
Life Vision Target Date 2025 Fund                                                        0.10%
Life Vision Target Date 2035 Fund                                                        0.10%
Mid-Cap Equity Fund                                                                      1.00%
Mid-Cap Value Equity Fund                                                                1.00%
Quality Growth Stock Fund (formerly, Tax Sensitive Growth Stock Fund)                    0.85%
Small Cap Growth Stock Fund                                                              1.15%
Small Cap Value Equity Fund                                                              1.15%
Small Cap Quantitative Equity Fund                                                       1.05%
Strategic Quantitative Equity Fund                                                       0.85%

FIXED INCOME FUNDS

PORTFOLIO                                                                                 FEE
---------                                                                                 ---
Classic Institutional Short-Term Bond Fund                                               0.35%
Core Bond Fund (formerly, Classic Institutional Core Bond Fund)                          0.25%
Florida Tax-Exempt Bond Fund                                                             0.55%
Georgia Tax-Exempt Bond Fund                                                             0.55%
High Income Fund                                                                         0.60%
High Quality Bond Fund (formerly, Classic Institutional High Quality Bond Fund)          0.40%
Intermediate Bond Fund (formerly, Classic Institutional Intermediate Bond Fund)          0.25%
Investment Grade Bond Fund                                                               0.50%
Investment Grade Tax-Exempt Bond Fund                                                    0.50%
Limited Duration Fund (formerly, Classic Institutional Limited Duration Fund)            0.10%
Limited-Term Federal Mortgage Securities Fund                                            0.50%
Maryland Municipal Bond Fund                                                             0.55%
North Carolina Tax-Exempt Bond Fund                                                      0.55%
Seix Floating Rate High Income Fund                                                      0.45%

PORTFOLIO                                                                                 FEE
---------                                                                                 ---
Seix High Yield Fund (formerly, Seix Institutional High Yield Fund)                      0.45%
Short-Term Bond Fund                                                                     0.40%
Short-Term U.S. Treasury Securities Fund                                                 0.40%
Strategic Income Fund                                                                    0.60%
Total Return Bond Fund (formerly, Classic Institutional Total Return Bond Fund)          0.35%
U.S. Government Securities Fund                                                          0.50%
U.S. Government Securities Ultra-Short Bond Fund (formerly, Classic Institutional U.S.
Government Securities Super Short Income Plus Fund)                                      0.20%
Ultra-Short Bond Fund (formerly, Classic Institutional Super Short Income Plus Fund)     0.22%
Virginia Intermediate Municipal Bond Fund                                                0.55%
Virginia Municipal Bond Fund                                                             0.55%

MONEY MARKET FUNDS

PORTFOLIO                                                                                 FEE
---------                                                                                 ---
Classic Institutional Cash Management Money Market Fund                                  0.13%
Classic Institutional Municipal Cash Reserve Money Market Fund                           0.15%
Classic Institutional U.S. Government Securities Money Market Fund                       0.15%
Classic Institutional U.S. Treasury Securities Money Market Fund                         0.15%
Prime Quality Money Market Fund                                                          0.55%
Tax-Exempt Money Market Fund                                                             0.45%
U.S. Government Securities Money Market Fund                                             0.55%
U.S. Treasury Money Market Fund                                                          0.55%
Virginia Tax-Free Money Market Fund                                                      0.40%